                                  EXHIBIT 10.19
                   CONFIDENTIAL TREATMENT HAS BEEN REQUESTED
                         FOR THE PORTIONS MARKED [***]



                            AGREEMENT BY AND BETWEEN
                           ARENA PHARMACEUTICALS, INC.
                                       AND
                         TAIGEN BIOTECHNOLOGY CO., LTD.


                                TABLE OF CONTENTS
                                                                           Page
                                                                           ----

Article I.        Definitions                                               1
Article II.       GPCR Selection By TaiGen                                  6
Article III.      Arena Activities                                         10
Article IV.       TaiGen Activities                                        11
Article V.        License Grant                                            13
Article VI.       Warranties                                               15
Article VII.      Diligence Is Of The Essence                              16
Article VIII.     TaiGen Royalty Payments                                  17
Article IX.       Arena Royalty Payments                                   18
Article X.        Payment Arrangement                                      19
Article XI.       Confidentiality                                          19
Article XII.      Patent Infringement And Enforcement                      20
Article XIII.     Representations                                          21
Article XIV.      Indemnity                                                22
Article XV.       Termination and Duration                                 22
Article XVI.      Relationship of the Parties                              23
Article XVII.     Miscellaneous Provisions                                 23
Signature Blocks                                                           27
Appendix A        TaiGen Selected GPCRs
Appendix B        Arena Patent Rights

                                 --PLEASE NOTE--
            Provisions Within This Agreement Are Deemed "CONFIDENTIAL"
                   in Accordance With The Terms of Article XI.

         Reviewers are advised to confirm with their attorney as to any obligations and/or requirements regarding review of this Agreement.


                                   COVER PAGE

                                    AGREEMENT

     This Agreement ("Agreement") is effective as defined below by and between ARENA PHARMACEUTICALS, INC., a Delaware corporation having a place of business at 6166 Nancy Ridge Drive, San Diego, California, 92121 USA ("Arena"), and TAIGEN BIOTECHNOLOGY CO., LTD., a corporation incorporated as a company limited by shares in accordance with the Company law of the Republic of China ("TaiGen").

     WHEREAS, TaiGen is a start-up biopharmaceutical organization focused on the discovery and development of innovative therapeutics;

     WHEREAS, Arena is a publicly traded biopharmaceutical organization (Nasdaq:
ARNA) focused on the discovery and development of innovative therapeutics;

     WHEREAS, Arena and TaiGen each desires to enter into this Agreement on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, Arena and TaiGen hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

     Unless otherwise specifically provided herein, the following terms shall have the following meanings:

"ACTIVE CAPITAL" means Active Capital Limited, a Cayman Islands company, or its successor.

"AFFILIATE" when used with reference to a specified person or entity, means any person or entity directly or indirectly controlling, controlled by or under common control with the specified person or entity, while "control" in this context means the direct or indirect ownership of at least 50% of the outstanding voting securities of a person or entity. For purposes of this Agreement, the definition of "TaiGen Affiliate" shall include Active Capital. For purposes of this Agreement, the definition of "Arena Affiliate" shall specifically exclude: (1) ChemNavigator.com, Inc.; (2) Aressa Pharmaceuticals, Inc.; and (3) BRL Screening, Inc.

"ANNUAL" means the period between January 1 and December 31, inclusive.

"ARENA ACTIVATION TECHNOLOGY" means an Arena proprietary approach, referred to by Arena as "CART Technology", to identifying, selecting and altering a region(s) of a G Protein Coupled Receptor that, when altered, leads to or enhances ligand-independent constitutive activation of the altered receptor.

"ARENA EXCLUDED GPCR" means any GPCR that (1)[*****************************
**********************************************];

                                 CONFIDENTIAL

(2) [**************************************************************]; or (3)
[*********************************************************************
*************].

"ARENA GPCR" means any GPCR in the possession of Arena during the Term of this Agreement, BUT NOT INCLUDING any Arena Excluded GPCR.

"ARENA GPCR INFORMATION" means, when and if available, human tissue and cell line gene expression data and protein sequence Phylogenetic Information for Arena GPCRs.

"ARENA LICENSING REVENUE" means all financial consideration received by Arena from a Third Party for the licensing by Arena to such Third Party of a CART Identified Compound,[********************************************************
********************************************************************].

"ARENA PATENT RIGHTS" means all present and/or future patents (including inventor's certificates) and all present and/or future applications (including provisional applications) therefore throughout the world as the case may be, and substitutions, extensions, reissues, renewals, divisions, continuations, or continuation-in-part thereof or therefore, owned or controlled (either fully or partially) by Arena, or under which Arena may grant licenses or sublicenses, to the extent they are directed to (1) Arena Activation Technology applied to TaiGen Selected GPCR(s) and/or (2) TaiGen Activated Receptor(s) and/or (3) Screening Assay(s).

"BEST REASONABLE COMMERCIAL EFFORTS" means efforts to achieve a designated objective, which efforts are based upon reasonably prudent business factors and considerations.

"CART IDENTIFIED COMPOUND(S)" means a compound, and/or a Derivative of a CART Identified Compound, that has been identified as a modulator of a TaiGen Activated Receptor by TaiGen during the term of this Agreement or by Arena Screening.

"DERIVATIVE" of a first compound means a compound having the same core structure as the first compound that has been synthesized or conceived, and then subsequently reduced to practice by TaiGen during the term of this Agreement.

"DRUG PRODUCT" means a therapeutic product comprising a CART Identified
Compound.

"DRUG PRODUCT REVENUE" means [************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************
******************************************************************************


                                       2
                                  CONFIDENTIAL

******************************************************************************
******************************************************************************
************************************************************].

"EFFECTIVE DATE" shall be the First Closing Date as defined in the Stock Purchase Agreement.

"ENDOGENOUS" means naturally occurring.

"FDA" means the United States Food and Drug Administration.

"G PROTEIN COUPLED RECEPTOR" and "GPCR" means an Endogenous cell-surface receptor defined by having three (3) intracellular loops, three (3) extracellular loops, an amino terminus and a carboxy terminus.

"IND" has the same meaning as set forth in 21 C.F.R. Section 312.20, including any and all amendments, modifications or changes as may be made thereto in the future, or the equivalent thereof in any applicable country within the Territory.

"INFORMATION" has the same meaning as set forth in Section 11.1 of this Agreement.

"INVESTORS' RIGHTS AGREEMENT" means the Investors' Rights Agreement entered into as of the date of the Stock Purchase Agreement among TaiGen, Arena and certain other parties.

"LIBRARY COMPOUNDS" means chemical compounds.

"MEASURED RESPONSE" when used in reference to the phrase "TaiGen Activated Receptor" means a signal measured based upon an assay end-point used to assess the signal.

"MIGRATE" as used in the definition of "Active Capital" has the same meaning as set forth in Section 6 of the Investors Rights Agreement.

"NOTICE" has the same meaning as set forth in Section 17.11 of this Agreement.

"PARTY" means either Arena or TaiGen, as the case may be; "Parties" means both Arena and TaiGen.

"PHASE 1 CLINICAL STUDY" has the same meaning as set forth in 21 C.F.R.
Section 312.21(a), including any and all amendments, modifications or changes thereto as may be made thereto in the future, or the equivalent thereof, in any applicable country within the Territory.

"PHASE 2 CLINICAL STUDY" has the same meaning as set forth in 21 C.F.R.
Section 312.21(b), including any and all amendments, modifications or changes thereto as may be made thereto in the future, or the equivalent thereof, in any applicable country within the Territory.

"PHASE 3 CLINICAL STUDY" has the same meaning as set forth in 21 C.F.R.
Section 312.21(c), including any and all amendments, modifications or changes thereto as may be made thereto in the future, or the equivalent thereof, in any applicable country within the Territory.

                                       3
                                  CONFIDENTIAL

"PHYLOGENETIC INFORMATION" means analysis of GPCRs for determination of GPCR subfamilies based upon protein sequence information.

"REGULATORY AGENCY" includes, but is not be limited to, FDA, or similar regulatory bodies in the Territory.

"SERIES A FINANCING ROUND" means the sale and/or distribution by TaiGen of [***********************] of TaiGen's Series A preferred stock.

"SERIES B FINANCING ROUND" means the sale and/or distribution by TaiGen of at least [**********************] of TaiGen's preferred stock after and independent from the closing of the Series A Financing Round, and where the per share price of each share of such preferred stock sold in the Series B Financing Round is greater than the per share price of each share of Series A preferred stock sold in the Series A Financing Round.

"SCREENING" means the process of contacting a chemical compound with a TaiGen Activated Receptor.

"SCREENING ACTIVITIES" means the process of contacting a chemical compound with a GPCR.

"SCREENING ASSAY" means an Arena assay approach for Screening that has been validated based upon Successful Screening of a TaiGen Activated Receptor.

"SCREENING ASSAY NOTICE" has the same meaning as set forth in Section 3.2 of this Agreement.

"STOCK PURCHASE AGREEMENT" means the Series A Convertible Preferred Stock Purchase Agreement entered into as of _____ ___, 2001 among TaiGen, Arena and certain other parties.

"SUCCESSFUL SCREENING" when used in conjunction with the phrase "TaiGen Activated Receptor" means that the results of the Screening has been positive whereby at least one molecule that has been contacted with the TaiGen Activated Receptor reduces the Measured Response of the TaiGen Activated Receptor by at least [*********** **********] from the mean response of a screening plate that includes that compound.

"TAIGEN ACTIVATED RECEPTOR" means a TaiGen Selected GPCR to which the Arena Activation Technology has been applied.

"TAIGEN ACTIVATED RECEPTOR NOTICE" has the same meaning as set forth in Section
3.1 of this Agreement.

"TAIGEN LICENSING REVENUE" means all financial consideration received by TaiGen from a Third Party for the licensing by TaiGen to such Third Party of a CART Identified Compound,[**********************************************************



                                       4
                                  CONFIDENTIAL

******************************************************************************].

"TAIGEN SELECTED GPCR" has the same meaning as set forth in Section 2.1 of this Agreement.

"TAIGEN SELECTION REQUEST" means a Notice request by TaiGen for selection of an Arena GPCR.

"TECHNICAL INFORMATION" means all information, trade secrets, know-how, methods of manufacture, processes, documents and materials related to TaiGen Activated Receptor(s) and/or Screening Assay(s), and other proprietary information, whether patentable or unpatentable, related to TaiGen Activated Receptor(s) and/or Screening Assay(s), including but not limited to, improvements, that are owned, possessed by, or licensed to Arena, whether now existing or hereafter developed or acquired during the term of this Agreement.

"TECHNOLOGY" means Arena Patent Rights and Technical Information.

"TERM" has the same meaning as set forth in Section 15.2 of this Agreement.

"TERRITORY" means the world.

"THIRD PARTY" means any person or entity other than TaiGen and Arena.

                 [THE REST OF THIS PAGE IS INTENTIONALLY BLANK]


                                       5
                                  CONFIDENTIAL

                                   ARTICLE II

                            GPCR SELECTION BY TAIGEN

     2.1 Subject to the terms and conditions of this Agreement, within five (5) business days after the Effective Date, Arena shall provide TaiGen with Arena GPCR Information available at Arena as of the Effective Date and thereafter when available, every three (3) months after the Effective Date until the third anniversary of the Effective Date whereby TaiGen shall be entitled to select and obtain from Arena up to a maximum of [***] ([**]) Arena GPCRs for inclusion in this Agreement (each GPCR a "TaiGen Selected GPCR"), with the selection subject to the following:

          (a)  FIRST [****] ([**]) ARENA GPCRS.

               (i) The selection by TaiGen of up to [***] ([**]) Arena GPCRs may begin after the Effective Date and must be completed prior to the second anniversary of the Effective Date.

               (ii) Each Arena GPCR selected by TaiGen in accordance with this
Section 2.1(a) must be made by means of a TaiGen Selection Request, with the date of the TaiGen Selection Request being the date that the TaiGen Selection Request is received by Arena.

               (iii) In the event that TaiGen selects a GPCR that, as of the date of a TaiGen Selection Request, is determined by Arena to be an Arena Excluded GPCR, Arena shall provide Notice to TaiGen within five business days after TaiGen Selection Request is received by Arena that the proposed Arena GPCR cannot be designated as a TaiGen Selected GPCR; in those circumstances where the GPCR that is the subject of a TaiGen Selection Request is not an Arena Excluded GPCR, then Arena shall provide Notice to TaiGen within five business days after TaiGen Selection Request is received by Arena indicating that such Arena GPCR may be designated as a TaiGen Selected GPCR and at that time, Arena shall provide to TaiGen the nucleic acid and protein sequence information for such TaiGen Selected GPCR.

          (b) SECOND [*********] ([**]) ARENA GPCRS.

               (i) The selection by TaiGen of up to an additional [*******] ([**]) Arena GPCRs is contingent upon all of the following: (1) completion of the Series A Financing Round on or before the second anniversary of the Effective Date; (2) the closing of the Series B Financing Round on or before the third anniversary of the Effective Date; and (3) securing a per share price for each share of TaiGen Series B Preferred Stock above the per share price of the TaiGen Series A Preferred Stock Price:

                    a) in the event that the Series A Financing Round is not closed by the second anniversary of the Effective Date, then this entire Section 2.1(b) of the Agreement shall be null and void;


                                       6
                                  CONFIDENTIAL

                    b) in the event that the Series A Financing Round is closed by the second anniversary of the Effective Date BUT the Series B Financing Round is not closed on or before the third anniversary of the Effective Date, then as the third anniversary of the Effective Date, this Section 2.1(b) of the Agreement shall be null and void and Arena shall have the unilateral right to request that TaiGen return any TaiGen Selected GPCR and related Technical Information secured by TaiGen under the provisions of Section 2.1(b)(i) and TaiGen warrants and represents that it shall be obligated to comply with such request within thirty (30) days thereof; in such event, the provisions of: (i)
Section 5.1 of this Agreement shall be null and void with respect to any TaiGen Selected GPCR(s) selected in accordance with the provisions of Section 2.1(b) of this Agreement, with all such rights automatically reverting back to Arena, and
(ii) Article IX shall not apply with respect to any TaiGen Selected GPCR(s) selected in accordance with the provisions of Section 2.1(b) of this Agreement.

                    c) In the event that the per share price of the TaiGen Series B Preferred Stock is:

                         1) [************************************************
******************] then the entire Section 2.1(b) shall be null and void and Arena shall have the unilateral right to request that TaiGen return any TaiGen Selected GPCR and related Technical Information secured by TaiGen under the provisions of Section 2.1(b)(i) and TaiGen warrants and represents that it shall be obligated to comply with such request within thirty (30) days thereof; in such event, the provisions of: (i) Section 5.1 of this Agreement shall be null and void with respect to any TaiGen Selected GPCR(s) selected in accordance with the provisions of Section 2.1(b) of this Agreement, with all such rights automatically reverting back to Arena, and (ii) Article IX shall not apply with respect to any TaiGen Selected GPCR(s) selected in accordance with the provisions of Section 2.1(b) of this Agreement; OR

                         2) [*************************************************
******************************] (e.g., if the per share price of the TaiGen
Series A Preferred Stock is [****], the per share price of the TaiGen Series B Preferred Stock must be at least [****] for the provisions of this Section 2.1(b)(i)(b)(2) to apply), the provisions of Section 2.1(b)(i) shall apply; OR

                         3) [*************************************************
*********************************************************************], then the Parties shall meet to determine the number of additional Arena GPCRs that may be selected by TaiGen under Section 2.1(b) of this Agreement, with the proviso that such number shall be at least [***] ([**]) but less than [***] ([**]).

               (ii) Contingent upon the provisions of Section 2.1(b)(i), the selection by TaiGen of up to [***********] ([**]) Arena GPCRs may begin after the consummation of the Migration and must be completed prior at or before the third anniversary of the Effective Date.


                                       7
                                  CONFIDENTIAL

               (iii) Contingent upon the provisions of Section 2.1(b)(i), each Arena GPCR selected by TaiGen must be made by means of a TaiGen Selection Request, with the date of the TaiGen Selection Request being the date that the TaiGen Selection Request is received by Arena.

               (iv) In the event that TaiGen selects a GPCR that, as of the date of a TaiGen Selection Request, is determined by Arena to be an Arena Excluded GPCR, Arena shall provide Notice to TaiGen within five business days after TaiGen Selection Request is received by Arena that the proposed Arena GPCR cannot be designated as a TaiGen Selected GPCR; in those circumstances where the GPCR that is the subject of a TaiGen Selection Request is not an Arena Excluded GPCR, then Arena shall provide Notice to TaiGen within five business days after TaiGen Selection Request is received by Arena, indicating that such Arena GPCR may be designated as a TaiGen Selected GPCR and at that time, Arena shall provide to TaiGen the nucleic acid and protein sequence information for such TaiGen Selected GPCR.

     2.2 All TaiGen Selected GPCRs shall be attached hereto as APPENDIX A, which shall be updated when TaiGen has selected an Arena GPCR that is designated as a TaiGen Selected GPCR.

     2.3 In consideration of the rights granted under Section 2.1(a), TaiGen shall provide Arena validly issued and recorded Series A Preferred Stock Certificates in the name of "Arena Pharmaceuticals, Inc." (including any and all documents related thereto for signature by Arena, including, but not limited to, the Stock Purchase Agreement and the Investors' Rights Agreement) for [************] worth of Series A Preferred Stock in accordance with the terms of the Stock Purchase Agreement.

     2.4 The consideration for the rights granted under Section 2.1(b) shall be based upon either Section 2.4(i) or Section 2.4(ii), but not both:

               (i) In consideration of the rights granted under Section 2.1(b), and in the event that TaiGen has selected [******] ([**]) additional GPCRs that are designated as TaiGen Selected GPCRs, then at the closing of TaiGen's Series B Preferred Financing Round, TaiGen shall simultaneously provide Arena a validly issued and recorded Series B Preferred Stock Certificate in the name of "Arena Pharmaceuticals, Inc." (including any and all documents related thereto for signature by Arena, including, but not limited to, a Series B Preferred Stock purchasing agreement) in an amount sufficient to ensure that at the closing of TaiGen's Series B Financing Round, and on a fully diluted basis, the Series B Preferred Stock to be issued to Arena shall be equivalent to [********] percent ([**]%) of the Series B Financing Round.

               (ii) In consideration of the rights granted under Section 2.1(b), and in the event that TaiGen has selected less than [******] ([**]) additional GPCRs that are designated as TaiGen Selected GPCRs, then at the closing of TaiGen's Series B Preferred Financing Round, TaiGen shall simultaneously provide Arena a validly issued and recorded Series B Preferred Stock Certificate in the name of "Arena Pharmaceuticals, Inc." (including any and all documents related thereto for signature by Arena, including,


                                       8
                                  CONFIDENTIAL
but not limited to, a Series B Preferred Stock purchasing agreement) in an amount sufficient to ensure that at the closing of TaiGen's Series B Financing Round, and on a fully diluted basis, the Series B Preferred Stock to be issued to Arena shall be equivalent to:

          [{each TaiGen Selected GPCR from Section 2.1(b)} X {[****]}]

of the Series B Financing Round, with total percentage being: (a) rounded up to the next nearest whole number and (b) less than [*******] percent ([**]%).

               (iii) In consideration of the rights granted under Section 2.1(b), Arena shall have the right, but not the obligation, to purchase, PARI PASSU, TaiGen's Series B Preferred Stock in an amount sufficient to ensure that at the closing of TaiGen's Series B Financing Round, and on a fully diluted basis, the combination of the Series A Preferred Stock issued to Arena and the Series B Preferred Stock to be issued to Arena shall be equivalent to [*****] percent ([**]%) of all securities issued by TaiGen as of the closing of the Series B Financing Round, to the extent that shares are available after allocations have been made to the lead investor and to existing shareholders of the Company based upon their preemptive rights.

     2.5 TAIGEN REVIEW

          (a) At any time after receipt of Arena GPCR Information by TaiGen, TaiGen scientists shall have the right to discuss the Arena GPCR Information with Arena scientist(s) as designated by Arena.

          (b) At any time after receipt of nucleic acid and protein sequence information regarding a TaiGen Selected GPCR by TaiGen, TaiGen scientists shall have the right to discuss the nucleic acid and protein sequence information with Arena scientist(s) as designated by Arena.

          (c) Upon written request by TaiGen, Arena shall provide TaiGen with the cDNA of a TaiGen Selected Receptor in a suitable expression vector for the sole and exclusive use by TaiGen to verify Arena GPCR Information. All information generated by TaiGen regarding such materials shall be provided to Arena by TaiGen. Subject to the provisions of Section 2.5(d), in the event that TaiGen is unable to substantially replicate Arena GPCR Information regarding TaiGen Selected GPCR within [***********] of receipt of the materials from Arena, then TaiGen may provide Notice to Arena requesting substitution of TaiGen Selected GPCR with an Arena GPCR.

          (d) In the event that Arena has developed a TaiGen Activated Receptor and the corresponding Screening Assay using a TaiGen Selected GPCR in accordance with the provisions of Section 3.1 prior to TaiGen providing Notice to Arena in accordance with Section 2.5(c), then irrespective of the inability of TaiGen to replicate Arena GPCR Information regarding such TaiGen Selected GPCR, TaiGen shall be prohibited from requesting substitution of such TaiGen Selected GPCR with an Arena GPCR. The maximum number of substitutions that TaiGen may receive under Section 2.5(c) shall be limited as follows: (1) for the [*********] GPCRs that may be selected in


                                       9
                                  CONFIDENTIAL
accordance with the provisions of Section 2.1(a), the maximum number of substations shall be [****] ([**]); and (2) for the [*****] GPCRs that may be selected in accordance with the provisions of Section 2.1(b), the maximum number of substations shall be [***] ([**]).


                                   ARTICLE III

                                ARENA ACTIVITIES

     3.1 DEVELOPMENT OF TAIGEN ACTIVATED RECEPTOR. Subject to the terms and conditions of this Agreement, Arena agrees to use Best Reasonable Commercial Efforts to apply Arena Activation Technology to EACH TaiGen Selected GPCR to establish a TaiGen Activated Receptor within [********] after Arena's Notice to TaiGen that the Arena GPCR shall be designated as a TaiGen Selected GPCR. Upon creation of EACH TaiGen Activated Receptor, Arena shall provide Notice to TaiGen ("TaiGen Activated Receptor Notice"), and such TaiGen Activated Receptor Notice shall include a report comprising all data developed by Arena evidencing that the TaiGen Activated Receptor is constitutively active.

     3.2 DEVELOPMENT OF SCREENING ASSAY. Subject to the terms and conditions of this Agreement, Arena agrees to use Best Reasonable Commercial Efforts to develop a Screening Assay incorporating EACH TaiGen Activated Receptor within [***********] after TaiGen Activated Receptor Notice is sent by Arena to TaiGen. Upon development of each Screening Assay, Arena shall provide Notice to TaiGen ("Screening Assay Notice"), and such Screening Assay Notice shall include a report comprising of data developed by Arena evidencing the Screening Assay.

     3.3 TRANSFER OF TAIGEN ACTIVATED RECEPTOR AND TECHNICAL INFORMATION.

          (a) Subject to the terms and conditions of this Agreement, within [*******] of each Screening Assay Notice, Arena shall transfer to TaiGen the applicable TaiGen Activated Receptor and a copy of all additional Technical Information owned or possessed by Arena then applicable to such TaiGen Activated Receptor and Screening Assay incorporating such TaiGen Activated Receptor.

          (b) In the event that TaiGen is unable to substantially replicate the results of the Screening incorporating such TaiGen Selected Receptor in accordance with the procedures and protocols used by Arena and provided to TaiGen as part of the applicable Technical Information, Arena shall cooperate with TaiGen in studying the cause of such issues, and if any defect in the TaiGen Activated Receptor or the Screening Assay transferred by Arena to TaiGen is detected and determined to have been caused by or effected by the activities of Arena, Arena shall, at its costs and expenses, use Best Reasonable Commercial Efforts to either repair the defect or transfer a substitute TaiGen Activated Receptor and Screening Assay incorporating such substituted TaiGen Activated Receptor to TaiGen.


                                       10
                                  CONFIDENTIAL

     3.4 ADDITIONAL SUPPLY. When requested by TaiGen in writing, Arena shall use its Best Reasonable Commercial Efforts to supply additional quantity of the TaiGen Activated Receptor within the time period requested by TaiGen free of charge.

     3.5 TECHNICAL ASSISTANCE. At any time during the term of this Agreement, Arena shall use Best Reasonable Commercial Efforts to provide and make available the following to TaiGen:

          (a) Arena shall make available during its business hours at least one
(1) scientist designated by Arena for consultation with and for responses to any inquiries of TaiGen relating to TaiGen Selected GPCR, the Technical Information, Arena GPCR Information, the nucleic acid and amino acid sequences of a TaiGen Selected GPCR, TaiGen Activated Receptor, Screening Assay, or any other report and data provided by Arena to TaiGen; such scientist shall be available by means of telephones, e-mails, written correspondences and any other appropriate means of communication, PROVIDED HOWEVER, that such scientist shall not be required to provide more than [***] ([**]) hours' worth of consultation per any twenty (24) four hour period, and not more than a total of [***] ([**]) hours' worth of consultation per any five (5) business days. In the event that TaiGen requires additional consultation time from any Arena scientist, the Parties agree to meet in good faith to discuss the terms and conditions for a fee-for-service consulting agreement.

          (b) Upon reasonable advanced notice to Arena, TaiGen shall have the right to dispatch its personnel to visit the laboratories of Arena during Arena's normal business hours. Arena shall arrange for a scientist designated by Arena to accompany TaiGen personnel in their tour of the laboratory and to answer any questions any such personnel may have over the course of the visit, PROVIDED HOWEVER, that such scientist shall not be required to provide more than [**] ([*]) hours' worth of consultation per any twenty (24) four hour period, and not more than a total of [****] ([**]) hours' worth of consultation per any five (5) business days. In the event that TaiGen requires additional consultation time from any Arena scientist, the Parties agree to meet in good faith to discuss the terms and conditions for a fee-for-service consulting agreement.

     3.6 PATENT INFORMATION. A list of Arena Patent Rights, and the jurisdiction of such Arena Patent Rights, relating to any TaiGen Selected GPCR shall be attached hereto as APPENDIX B, which shall be updated from time to time upon any new issuance or filings relating thereto.


                                   ARTICLE IV

                                TAIGEN ACTIVITIES

     4.1 TAIGEN SCREENING.

          (a) Upon receipt of EACH TaiGen Activated Receptor, its corresponding Screening Assay, and related Technical Information from Arena, TaiGen shall use Best Reasonable Commercial Efforts to promptly validate the Screening Assay incorporating such TaiGen Activated Receptor and thereafter initiate Screening.


                                       11
                                  CONFIDENTIAL

          (b) When requested by TaiGen in writing, Arena shall use its Best Reasonable Commercial Efforts to assist TaiGen in setting-up a Screening Assay(s) at TaiGen's facility within the time period(s) requested by TaiGen. TaiGen agrees to reimburse Arena for the reasonable out-of-pocket costs associated with the assistance of TaiGen with its Screening.

     4.2 CART IDENTIFIED COMPOUNDS. For each TaiGen Activated Receptor, TaiGen shall use Best Reasonable Commercial Efforts to develop at least one (1) CART Identified Compound. In the event that TaiGen determines to develop a CART Identified Compound into a Drug Product, Arena acknowledges and agrees that TaiGen has sole and exclusive right to unilaterally determine which CART Identified Compound is to be developed as Drug Product and whether or not to continue development of any CART Identified Compound or Drug Product. Except as otherwise provided for in this Agreement, CART Identified Compounds, Derivatives or Drug Products developed by TaiGen from any TaiGen Activated Receptor hereunder shall be the exclusive property of TaiGen and TaiGen shall have sole ownership and title to such CART Identified Compounds, Derivatives or Drug Products.

     4.3 PROGRESS REPORTS.

          (a) Beginning from the Effective Date, and throughout the Term of this Agreement, TaiGen shall provide Arena with written progress reports regarding the scientific and business-related activities associated with each TaiGen Selected GPCR. The first report shall be provided by TaiGen to Arena on the [*********] anniversary of the Effective Date, and each subsequent report shall be provided by TaiGen to Arena [********] after the previous report was provided by TaiGen to Arena. Except as otherwise provided for in this Agreement, Arena, without TaiGen's written consent, shall not utilize any information contained in such written progress reports.

          (b) For each TaiGen Activated Receptor, such report shall include, where applicable, information directed to: (1) [******************************];
(2) [***********************************]; (3) [*******************************
************************]; (4)[******************************************
************************************************************************
*********************************************];(5)[***************************
*********************************]; (6)[**************************************
*********************]; and (7)[**********************************************
**********************].

          (c) With respect to EACH TaiGen Activated Receptor, in the event that [***] ([*]) consecutive progress reports for such TaiGen Activated Receptor indicate that no significant activity has been taken by TaiGen with respect to such TaiGen Activated Receptor, then Arena shall provide Notice to TaiGen regarding such non-progress and TaiGen shall have until the next progress report to establish that significant activity has been taken by TaiGen with respect to such TaiGen Activated Receptor. In the event that such activity has not been established in the next consecutive progress report, then Arena shall have the unilateral right to request that TaiGen return such TaiGen Selected GPCR


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                                  CONFIDENTIAL
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and related Technical Information and TaiGen warrants and represents that it shall be obligated to comply with such request within thirty (30) days thereof; in such event, the provisions of: (i) Section 5.1 of this Agreement shall be null and void with respect to such TaiGen Selected GPCR, with all such rights automatically reverting back to Arena, and (ii) Article IX shall not apply with respect to such TaiGen Selected GPCR.


                                    ARTICLE V

                                  LICENSE GRANT

     5.1 ARENA LICENSE. Subject to the terms and conditions of this Agreement, Arena hereby grants to TaiGen and its Affiliate Active Capital, effective as of the Effective Date and continuing for a period of ending upon the expiration of twenty (20) years from the Effective Date or the date of expiration of the last to expire patent with claims covering the CART Identified Product(s) and/or Drug Product(s) derived from such TaiGen Selected Receptor, whichever is longer, the following with respect ONLY to the TaiGen Activated Receptor that is the subject of the Screening Assay Notice:

          (a) an exclusive right and license under the Technology, exclusive even as to Arena, but subject to the provisions of Section 5.3 and, when applicable, Section 2.1(b) of this Agreement, to use, have used, sell, have sold, import, have imported, further develop, improve and otherwise exploit in any manner the TaiGen Activated Receptor, for the purpose of identification of CART Identified Compound(s) in the Territory, and

          (b) an exclusive right and license under the Technology, exclusive even as to Arena, to develop, manufacture, have manufactured, promote, market, sell, distribute and, subject to the provisions of Section 5.3, Section 5.4 and, when applicable, Section 2.1(b) of this Agreement, license CART Identified Compound(s) and/or Drug Product(s) in the Territory.

TaiGen acknowledges and agrees that the license granted to it by Arena hereunder is limited in scope and does not include a license, express or implied, outside the scope set forth herein, including, but not limited to, use of the Arena Activation Technology by TaiGen or use of any technology owned or assigned to:
ChemNavigator.com, Inc.; Aressa Pharmaceuticals, Inc.; and/or BRL Screening,
Inc.

     5.2 LIMITED SUBLICENSE RIGHTS. No right is granted by Arena, express or implied, to TaiGen to sublicense any of the rights granted to TaiGen under
Section 5.1(a) of this Agreement to a Third Party, PROVIDED HOWEVER that if a Third Party is a licensee of a CART Identified Compound derived by TaiGen from a TaiGen Selected GPCR, TaiGen shall have the right to sublicense the Screening Assay related to such CART Identified Compound to such Third Party for the exclusive and sole use of such Screening Assay for the Third party sublicesee's own internal research. In all such circumstances, TaiGen shall provide Notice to Arena after it has sublicensed such Screening Assay to a Third Party and warrant that the agreement between TaiGen and such Third Party explicitly provides that
(a) the sublicensed rights granted by TaiGen to such Third Party regarding


                                       13
                                  CONFIDENTIAL
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such Screening Assay are limited to internal research use only, and (b) that such Third party is expressly prohibited from further sublicensing such Screening Assay to any other Third Party.

     5.3 RIGHT OF FIRST NEGOTIATION. During the Term of this Agreement, and in the event that TaiGen determines to license any CART Identified Compound, and/or Derivative, and/or Drug Product to a Third Party, prior to initiating any discussions related thereto with any Third Party, TaiGen shall first provide Notice to Arena informing Arena that the subject CART Identified Compound and/or Drug Product is available for licensing; such Notice shall include a sufficiently detailed summary of the Technical Information developed by or on behalf of TaiGen related to such CART Identified Compound and/or Drug Product. Within [******] ([**]) days of receipt of such Notice, Arena shall provide Notice to TaiGen informing TaiGen as to whether or not Arena is interested in entering into negotiations for a license in and to such CART Identified Compound and/or Drug Product:

          (a) In the event that Arena provides Notice to TaiGen indicating that Arena will not enter into negotiations for a license in and to such CART Identified Compound and/or Drug Product, following receipt of such Notice from Arena, TaiGen may then contact any Third Party regarding the licensing of such CART Identified Compound and/or Drug Product.

          (b) In the event that Arena provides Notice to TaiGen indicating that Arena will enter into negotiations for a license in and to such CART Identified Compound and/or Drug Product, Arena and TaiGen shall each use Best Reasonable Commercial Efforts to immediately meet and initiate negotiations for a license regarding such CART Identified Compound and/or Drug Product; each Party agrees to use Best Reasonable Commercial Efforts to conclude such negotiations within [***] ([**]) months of the date of the Notice provided by Arena to TaiGen under this Section 5.3(b). In the event that the Parties are unable to reach mutually acceptable terms and conditions regarding such a license within such [***] ([**]) month period, TaiGen may then contact any Third Party regarding the licensing of such CART Identified Compound and/or Drug Product.

     5.4 IMPROVEMENTS.

          (a) TaiGen shall notify Arena, in writing, of any improvement discovered or developed by TaiGen related to the Technology.

          (b) Arena shall notify TaiGen, in writing, of any improvement discovered or developed by Arena related to the Technology within one (1) month of the discovery or development of such improvement.

          (c) The obligations of Sections 5.4(a) and (b) of this Agreement shall be continuing throughout the Term of this Agreement. During the Term of this Agreement, TaiGen shall have a royalty-free, exclusive right and license to use any


                                       14
                                  CONFIDENTIAL
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improvement of Arena referred to in Section 5.4(b) in accordance with the provisions of Sections 5.1 and 5.2 of this Agreement.

          (d) Subject to Section 5.1 and except as specifically provided for in
Section 5.3(e) hereof, Arena shall have a royalty-free, non-exclusive right and license to use all improvements of TaiGen and/or TaiGen's Licensee(s) referred to in Section 5.4(a) hereof and to disclose and sublicense the same to its licensees, if any.

          (e) Both Parties acknowledge and agree that Arena has exclusive ownership of the Technology existing as of the Effective Date and any improvement thereof hereafter discovered or developed by Arena and that TaiGen has exclusive ownership of or control over any improvement of the Technology hereafter discovered or developed by TaiGen and/or TaiGen's Licensee(s).


                                   ARTICLE VI

                                   WARRANTIES

     6.1 ARENA REPRESENTS AND WARRANTS THAT ARENA HAS VALID TITLE AND OWNERSHIP OF THE ARENA ACTIVATION TECHNOLOGY, AND THAT AS OF THE EFFECIVE DATE AND TO THE BEST OF ITS KNOWLEDGE, THE ARENA ACTIVATION TECHNOLOGY WILL NOT VIOLATE THE PATENT, COPYRIGHT, TRADEMARK OR OTHER PROPRIETARY RIGHTS OF ANY OTHER PERSON. ARENA FURTHER WARRANTS THAT ARENA HAS FILED FOR PATENT REGISTRATION, OR USING BEST REASONABLE COMMERCIAL EFFORTS WILL FILE FOR SUCH REGISTRATION, AS SOON AS POSSIBLE AFTER SELECTION BY TAIGEN, FOR EACH TAIGEN SELECTED GPCR, TAIGEN ACTIVATED RECEPTOR, SCREENING ASSAY AND ARENA ACTIVATION TECHNOLOGY WITHIN THE TERRITORY.

     6.2 NEITHER PARTY MAKES ANY REPRESENTATION THAT ANY ARENA GPCR, TAIGEN SELECTED GPCR, TAIGEN ACTIVATED RECEPTOR OR SCREENING ASSAY TRANSFERRED BY ARENA TO TAIGEN, WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK OR OTHER PROPRIETARY RIGHT OF ANY OTHER PERSON. NEITHER PARTY MAKES ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO ANY TAIGEN SELECTED GPCR OR TAIGEN ACTIVATED RECEPTOR OR SCREENING ASSAY, AS THE CASE MAY BE.

     6.3 NEITHER PARTY MAKES ANY REPRESENTATION TO THE OTHER THAT ANY CART IDENTIFIED COMPOUND OR ANY DRUG PRODUCT WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK OR OTHER PROPRIETARY RIGHT OF ANY OTHER PERSON. NEITHER PARTY MAKES ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR ANY OTHER WARRANTY, EXPRESS OR IMPLIED, TO THE


                                       15
                                  CONFIDENTIAL
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OTHER WITH RESPECT TO ANY CART IDENTIFIED COMPOUND OR ANY DRUG PRODUCT.


                                   ARTICLE VII

                           DILIGENCE IS OF THE ESSENCE

     7.1 TaiGen acknowledges and agrees that upon receipt from Arena of each TaiGen Activated Receptor and related Technical Information, diligence regarding the development of a CART Identified Compound and/or Drug Product, and/or licensing of such CART Identified Compound and/or Drug Product, is of the essence.

     7.2 The provisions of this Section 7.2 shall apply to a TaiGen Selected Receptor and corresponding CART Identified Compound and/or Drug Product only if all three of the premises which give rise to Arena's unilateral right to request return as set forth in Section 7.2(a), (b) or (c) occur with respect to such TaiGen Selected Receptor and corresponding CART Identified Compound and/or Drug
Product:

          (a) In the event that TaiGen has not licensed the CART Identified Compound to a Third Party and/or to Arena prior to the expiration of six (6) years from the receipt of the corresponding TaiGen Selected Receptor from Arena, Arena shall have the unilateral right to request that TaiGen return any TaiGen Selected GPCR, CART Identified Compound(s), Drug Product(s), if any, and related Technical Information, and TaiGen warrants and represents that it shall be obligated to comply with such request within thirty (30) days thereof; in such event, the provisions of: (i) Section 5.1 of this Agreement shall be null and void with respect to any TaiGen Selected GPCR(s), with all such rights automatically reverting back to Arena, and (ii) Article IX shall apply with respect to any such CART Identified Compound(s) and Drug Product(s), if any; OR

          (b) In the event that TaiGen has not filed an IND with a Regulatory Agency for a Drug Product prior to the expiration of six (6) years from the receipt of the corresponding TaiGen Selected Receptor from Arena, Arena shall have the unilateral right to request that TaiGen return any TaiGen Selected GPCR, CART Identified Compound(s), Drug Product(s), if any, and related Technical Information, and TaiGen warrants and represents that it shall be obligated to comply with such request within thirty (30) days thereof; in such event, the provisions of: (i) Section 5.1 of this Agreement shall be null and void with respect to any TaiGen Selected GPCR(s), with all such rights automatically reverting back to Arena, and (ii) Article IX shall apply with respect to any such CART Identified Compound(s) and Drug Product(s), if any; OR

          (c) In the event that TaiGen has not filed an IND with a Regulatory Agency for a Drug Product AND the Drug Product has not been introduced into at least one(1) human volunteer prior to the expiration of six (6) years from the receipt of the corresponding TaiGen Selected Receptor from Arena, Arena shall have the unilateral right to request that TaiGen return any TaiGen Selected GPCR, CART Identified Compound(s), Drug Product(s), if any, and related Technical Information, and TaiGen warrants and represents that it shall be obligated to comply with such request within thirty (30) days


                                       16
                                  CONFIDENTIAL
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thereof; in such event, the provisions of: (i) Section 5.1 of this Agreement shall be null and void with respect to any TaiGen Selected GPCR(s), with all such rights automatically reverting back to Arena, and (ii) Article IX shall apply with respect to any such Drug Product.


                                  ARTICLE VIII

                            TAIGEN ROYALTY PAYMENTS

     8.1 ROYALTY PAYMENT. In consideration of the right and license granted to TaiGen hereunder with respect to each TaiGen Activated Receptor, TaiGen shall provide Arena with a royalty payment based on Annual TaiGen Licensing Revenue and/or Drug Product Revenue derived from EACH TaiGen Selected Receptor as set forth below for a period ending upon the expiration of twenty (20) years from the Effective Date or the date of expiration of the last to expire patent with claims covering the CART Identified Product(s) and/or Drug Product(s) derived from such TaiGen Selected Receptor, whichever is longer; such royalty payment shall be made within three (3) months of December 31 for the Annual period to which the Annual TaiGen Licensing Revenue applies:

          (a) [**********] ([**]%) of Annual TaiGen Licensing Revenue when the effective date of a license agreement between TaiGen and a Third Party is prior to initiation of Phase 1 Clinical Study of a CART Identified Compound.

          (b) [**********] ([**]%) of Annual TaiGen Licensing Revenue when the effective date of a license agreement between TaiGen and a Third Party is after initiation of Phase 1 Clinical Study and prior to completion of a Phase 2 Clinical Study of a CART Identified Compound.

          (c) [**********] ([**]%) of Annual TaiGen Licensing Revenue when the effective date of a license agreement between TaiGen and a Third Party is after initiation of Phase 2 Clinical Study and prior to completion of a Phase 3 Clinical Study of a CART Identified Compound.

          (d) [**********] ([**]%) of Annual TaiGen Licensing Revenue when the effective date of a license agreement between TaiGen and a Third Party is after completion of a Phase 3 Clinical Study of a CART Identified Compound.

          (e) [**********] ([**]%) of Annual Drug Product Revenue.

     8.2 AUDIT. In order to verify the completeness and correctness of TaiGen Licensing Revenue and/or Drug Product Revenue, TaiGen shall maintain up to date books and records and Arena shall have the right to conduct, through independent certified public accountants, at its own cost and at any reasonable time during business hours, not more often than once each Annual period for not more than [**] ([*]) previous years, and upon reasonable prior notice, an audit of the accounting procedures and records of TaiGen in computing and calculating royalty payment for Annual TaiGen Licensing Revenue and/or Drug Product Revenue due hereunder. The auditor shall make available


                                       17
                                  CONFIDENTIAL
to TaiGen and Arena a report enumerating the period covered by the audit of TaiGen Licensing Revenue and/or Drug Product Revenue computed and calculated by the auditor. The costs of such audit shall be borne by TaiGen in the event that a discrepancy of more than [****] per cent ([**]%) is discovered through such audit.


                                   ARTICLE IX

                             ARENA ROYALTY PAYMENTS

     9.1 ROYALTY PAYMENT. In the event that Arena secures any CART Identified Compound and/or Drug Product from TaiGen in accordance with the terms and conditions of Article VII of this Agreement, then for each such CART Identified Compound and/or Drug Product derived from each TaiGen Selected GPCR, Arena shall provide TaiGen with a royalty payment based on Annual Arena Licensing Revenue for a period ending upon the expiration of twenty (20) years from the Effective Date or the date of expiration of the last to expire patent with claims covering the CART Identified Product(s) and/or Drug Product(s) derived from such TaiGen Selected Receptor, whichever is longer; such royalty payment shall be made within three (3) months of December 31 for the Annual period to which the Annual Arena Licensing Revenue applies:

          (a) [********] ([**]%) of Annual Arena Licensing Revenue when the effective date of a license agreement between Arena and a Third Party is prior to initiation of Phase 1 Clinical Study of a CART Identified Compound.

          (b) [********] ([**]%) of Annual Arena Licensing Revenue when the effective date of a license agreement between Arena and a Third Party is after initiation of Phase 1 Clinical Study and prior to completion of a Phase 2 Clinical Study of a CART Identified Compound.

          (c) [********] ([**]%)of Annual Arena Licensing Revenue when the effective date of a license agreement between Arena and a Third Party is after initiation of Phase 2 Clinical Study and prior to completion of a Phase 3 Clinical Study of a CART Identified Compound.

          (d) [********] ([**]%) of Annual Arena Licensing Revenue when the effective date of a license agreement between TaiGen and a Third Party is after completion of a Phase 3 Clinical Study of a CART Identified Compound.

          (e) [**********] ([**]%) of Annual Drug Product Revenue.

     9.2 AUDIT. In order to verify the completeness and correctness of Arena Licensing Revenue and/or Drug Product Revenue, Arena shall maintain up to date books and records and TaiGen shall have the right to conduct, through independent certified public accountants, at its own cost and at any reasonable time during business hours, not more often than once each Annual period for not more than [**] ([*]) previous years, and upon reasonable prior notice, an audit of the accounting procedures and records of Arena in computing and calculating royalty payment for Annual Drug Product Revenue due


                                       18
                                  CONFIDENTIAL
hereunder. The auditor shall make available to TaiGen and Arena a report enumerating the period covered by the audit of Arena Licensing Revenue and/or Drug Product Revenue computed and calculated by the auditor. The costs of such audit shall be borne by Arena in the event that a discrepancy of more than [**] per cent ([**]%) is discovered through such audit.


                                    ARTICLE X

                               PAYMENT ARRANGEMENT

     The Parties acknowledge and agree that any and all payments to be made by TaiGen or Arena to the other under this Agreement are to be (i) in United States Dollars and (ii) in full as indicated; any income or other tax which one party is required to pay or withhold on behalf of the other party with respect to payments payable to other party hereunder shall not be deducted from the amounts of such payments.


                                   ARTICLE XI

                                CONFIDENTIALITY

     11.1 Each party shall neither disclose to any Third Party any and all of the information disclosed by the other Party hereunder ("Information"), nor permit any such Third Party to have access to such Information, nor use such Information for any purpose other than for purpose of this Agreement, without the prior written consent of the other Party.

     11.2 The receiving Party's obligations under Section 11.1 hereof shall not apply, with respect to any of such Information to the extent that the receiving Party can establish by competent proof that such Information:

          (a) is published, known publicly, or is already in the public domain at the time of receipt of it by the receiving Party;

          (b) is published, becomes known publicly or becomes a part of the public domain by publication or otherwise after the time of receipt of it by the receiving Party, except by breach of this Agreement by the receiving Party;

          (c) is obtained from a Third Party after the receipt of it by the receiving Party, provided, however, that said Third Party has not obtained it directly or indirectly from the disclosing Party;

          (d) is in the receiving Party's possession on the date of the receipt of it and was not acquired directly or indirectly from the disclosing Party; or

          (e) is subsequently developed by the receiving Party independent of the information received hereunder, as evidenced by competent written records established by the receiving Party.


                                       19
                                  CONFIDENTIAL

     11.3 Notwithstanding anything to the contrary in this Agreement, the receiving Party shall be entitled to disclose such Information (i) to the extent required by applicable law or court order provided that the receiving Party furnishes the disclosing Party with written notice of such request, in advance of any such disclosure of the Information; (ii) to a government agency, regulatory authority, clinical research organization, clinical investigator or other Third Party to whom disclosure is necessary for development of the CART Identified Compound in connection with drug development, approval or registration of the CART Identified Compound and/or Drug Product; or (iii) to the extent required to comply with the reporting requirements of any governmental agency, including, but not limited to, the U.S. SEC or NASDAQ Stock market rules, provided that the receiving Party furnishes the disclosing Party with Notice of such compliance requirement, in advance of any such disclosure of the Information.

     11.4 All information provided by TaiGen to Arena, including without limitation, the information provided by TaiGen under Section 4.3, is designated as "CONFIDENTIAL" by TaiGen; all information provided by Arena to TaiGen under Sections 2.1, 2.2, 2.5 and Article III is designated as "CONFIDENTIAL" by Arena.

     11.5 The foregoing obligations of confidentiality shall survive for five
(5) years after any termination or expiration of this Agreement.


                                   ARTICLE XII

                       PATENT INFRINGEMENT AND ENFORCEMENT

     12.1 NOTIFICATION OF INFRINGEMENT. Each Party shall promptly provide Notice to the other of any infringement (of which it becomes aware) of the intellectual property rights including patent rights on any TaiGen Activated Receptor(s) and/or Screening Assay(s) and/or CART Identified Compound(s) and/or Drug Product(s) by any Third Party and shall provide the other with any available evidence of such infringement of which the Party is aware.

     12.2 SUIT FOR INFRINGEMENT.

          (a) During the Term of this Agreement, Arena shall be responsible for enforcement of the Arena Patent Rights including, but not limited to, the bringing of an action for patent infringement, selection of the forum for such action, and counsel, settlement of any such action, and the costs devoted to such action. TaiGen agrees to provide reasonable assistance except for financial assistance to Arena in the enforcement of Arena Patent Rights and TaiGen may join such action as initiated by Arena with counsel at its own expense and seek its own damages and other relief. If, within ninety (90) days of TaiGen's giving notice to Arena of a Third Party infringement in the Territory, Arena fails to institute the infringement suit that TaiGen reasonably feels is required, TaiGen may institute such infringement proceedings against said Third Party at its expense and TaiGen shall have the right to receive all the amounts payable by said Third Party as a result of such proceedings.


                                       20
                                 CONFIDENTIAL
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          (b) In the event a claim of patent infringement is made against TaiGen by a Third Party in the Territory by reasons of TaiGen's commercial activities hereunder, TaiGen and Arena shall meet to analyze the infringement claim and avoidance of the same. If it is necessary to obtain an appropriate license from such a Third Party, the Parties shall, in negotiating such a license, make every efforts to minimize the amount of license fees and/or royalties payable to such Third Party and (i) in case that such license is related to Arena Activation Technology, Arena shall be responsible for such license fees and/or royalties,
(ii) in case that such license is related to TaiGen Selected GPCR and/or TaiGen Activated Receptor and/or Screening Assay, and/or CART Identified Compound, and/or Drug Product, TaiGen shall be responsible for such license fees and/or royalties.


                                  ARTICLE XIII

                                 REPRESENTATIONS

     13.1 REPRESENTATIONS AND WARRANTIES OF TAIGEN. TaiGen represents and warrants to Arena as follows:

          (a) The execution and delivery of this Agreement have been duly and validly authorized, and all necessary action has been taken to make this Agreement a legal, valid and binding obligation of TaiGen enforceable in accordance with its terms.

          (b) The execution and delivery of this Agreement and the performance by TaiGen of its obligations hereunder will not contravene or result in the breach of the Articles of Incorporation of TaiGen or result in any material breach or violation of or material default under any material agreement, indenture, license, instrument or understanding or, to the best of its knowledge, result in breach of any law, rule, regulation, statute, order or decree, to which TaiGen is a party or of which it or any of its property is subject.

     13.2 REPRESENTATIONS AND WARRANTIES OF ARENA. Arena represents and warrants to TaiGen as follows:

          (a) The execution and delivery of this Agreement have been duly and validly authorized, and all necessary action has been taken to make this Agreement a legal, valid and binding obligation of Arena enforceable in accordance with its terms.

          (b) The execution and delivery of this Agreement and the performance by Arena of its obligations hereunder will not contravene or result in the breach of the Certificate of Incorporation or Bylaws of Arena or result in any material breach or violation of or material default under any material agreement, indenture, license, instrument or understanding or, to the best of its knowledge, result in breach of any law, rule, regulation, statute, order or decree, to which Arena is a party or of which it or any of its property is subject.



                                       21
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



                                   ARTICLE XIV

                                    INDEMNITY

     14.1 INDEMNIFICATION BY TAIGEN. TaiGen will indemnify and hold harmless Arena and its Affiliates, employees, officers, directors, shareholders and agents (an "Arena Indemnified Party") from and against all liability, loss, damages, costs and expenses (including reasonable attorneys' fees) which Arena Indemnified Party may incur, suffer or be required to pay resulting from or arising in connection with (i) the breach by TaiGen of any agreement, covenant, representation or warranty of TaiGen obtained in this Agreement, or (ii) negligence or omission of TaiGen.

     14.2 INDEMNIFICATION BY ARENA. Arena will indemnify and hold harmless TaiGen and its Affiliates, TaiGen's Licensees, employees, officers, directors, shareholders and agents (an "TaiGen Indemnified Party") from and against all liability, loss, damages, costs and expenses (including reasonable attorneys' fees) which TaiGen Indemnified Party may incur, suffer or be required to pay resulting from or arising in connection with (i) the breach by Arena of any agreement, covenant, representation or warranty of Arena obtained in this Agreement, or (ii) negligence or omission of Arena.

     14.3 CONDITIONS TO INDEMNIFICATION. The obligations of the indemnifying Party under Sections 14.1 and 14.2 of this Agreement are conditioned upon the prompt Notice to the indemnifying Party of any of the aforementioned suits or claims in writing within fifteen (15) days after receipt of notice by the indemnified Party of such suit or claim. The indemnifying Party shall have the right to assume the defense of any such suit or claim unless, in the reasoned judgment of the indemnified Party, such suit or claim involves an issue or matter which could have a materially adverse effect on the business, operations or assets of the indemnified Party, in which event the indemnified Party may participate in the defense of such suit or claim at its sole cost and expense. The provision for indemnification shall be void and there shall be no liability against a indemnified Party as to any suit or claim for which settlement or compromise or an offer of settlement or compromise is made without the prior consent of the indemnifying Party.


                                   ARTICLE XV

                            TERMINATION AND DURATION

     15.1 BREACH. Failure by either Party to comply with any of its material obligations contained in this Agreement shall entitle the other Party to give Notice to the Party in default specifying the nature of the default and requiring it to cure such default. If such default is not cured within two (2) months after receipt of such Notice, the notifying Party shall be entitled, without prejudice to any of its other rights conferred on it by this Agreement, to terminate this Agreement and the licenses granted to the breaching Party hereunder with immediate effect by giving notice to such termination. The right of either Party to terminate this Agreement as herein provided shall not be affected in any way by its waiver of, or failure to take action with respect to, any previous default.


                                       22
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     15.2 DURATION OF THIS AGREEMENT.

          (a) This Agreement shall become effective from the Effective Date and continue to be in effect until expiration of TaiGen's obligation of royalty payments under Article VIII, or Arena's obligation of royalty payment, if any, under Article IX, whichever is longer ("Term"). Thereafter, all licenses or sublicenses granted hereunder shall become fully paid-up irrecoverable license.

          (b) Either Party shall be entitled to terminate this Agreement in the event of

               (1) insolvency of the other Party or commencement of bankruptcy proceedings by such Party; or

               (2) dissolution of the other Party by that Party, or liquidation of such Party by that Party.

          (c) The Parties agree that in the event that TaiGen sublicenses any of the rights granted to it under this Agreement to a Third Party, such sublicense shall include provisions whereby if such sublicensee(s) becomes insolvent, commences bankruptcy proceedings, dissolves, and/or liquidates its assets, any and all rights granted by TaiGen to such sublicensee(s) shall automatically revert back to TaiGen.

     15.3 ACCRUED RIGHTS; SURVIVING OBLIGATIONS. Termination or expiration of this Agreement for any reason shall be without prejudice to any rights that shall have accrued to the benefit of either Party prior to such termination or expiration, nor shall such termination or expiration relieve either Party from obligations that are expressly indicated to survive termination or expiration of this Agreement.


                                   ARTICLE XVI

                           RELATIONSHIP OF THE PARTIES

     Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency, employer-employee, or joint venture relationship between the Parties. All activities by each Party hereunder shall be provided as an independent contractor. No Party shall incur any debts or make any commitments for the other, except to the extent, if at all, specifically provided herein.


                                  ARTICLE XVII

                            MISCELLANEOUS PROVISIONS

     17.1 LIMITATIONS ON ASSIGNMENT. Neither this Agreement nor any interest hereunder shall be assignable or transferable by TaiGen without the prior written consent of Arena, which consent may be unilaterally withheld in the sole and exclusive discretion of Arena, except that Arena agrees that TaiGen may assign and transfer this Agreement and any interest hereunder to its Affiliate Active Capital.


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     17.2 FURTHER ACTS AND INSTRUMENTS. Each Party hereto agrees to execute, acknowledge and deliver such further instruments and to do all such other acts as may be necessary or appropriate to carry out the purpose and intent of this Agreement.

     17.3 ENTIRE AGREEMENT. This Agreement constitutes and contains the entire agreement of the Parties and supersedes any and all prior negotiations, correspondence, understandings, Letters of Intent and agreements between the Parties respecting the subject matter hereof. This Agreement may be amended or modified or one or more provisions hereof waived only by a written instrument signed by the Parties.

     17.4 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded.

     17.5 CAPTIONS. The captions to this Agreement are for convenience only and are to be of no force or effect in construing and interpreting the provisions of this Agreement.

     17.6 FORCE MAJEURE. Neither Party shall be liable to the other for loss or damages, or have any right to terminate this Agreement for any default or delay, attributable to any act of God, flood, fire, explosion, breakdown or plant strike, lockout, labor dispute, casualty, accident, war, revolution, civil commotion, act of a public enemy, blockage, embargo, injunction, law, order, proclamation, regulation, ordinance, demand or requirement of any government or subdivision, authority or representative of any government, or any other cause beyond the reasonable control of such Party.

     17.7 NO TRADE NAME OR TRADEMARK LICENSE.

          (a) No right, express or implied, is granted by this Agreement to TaiGen, TaiGen collaborators or TaiGen's Licensees to use in any manner the name "Arena," "Arena Pharmaceuticals," "CART" or any trade name or trademark of Arena in any business dealing which is not directly connected with the performance of this Agreement; provided, however, that TaiGen shall have the right to use or disclose the name Arena only to the extent and the manner as may be required by law.

          (b) No right, express or implied, is granted by this Agreement to Arena, Arena collaborators or Arena licensees to use in any manner the name "TaiGen" or any trade name or trademark of TaiGen in any business dealing which is not directly connected with the performance of this Agreement; provided, however, that Arena shall have the right to use or disclose the name TaiGen only to the extent and the manner as may be required by law.

          (c) During the term of this Agreement, the Parties may issue a press release regarding the acceptance of this Agreement by the Parties with prior written consent of the other Party on the contents of such release, which consent shall not be unreasonably withheld (it is not necessary to obtain the consent of the other Party for


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disclosing the information regarding this Agreement which a Party is required by law to disclose).

     17.8 GOVERNING LAW; CONSENT TO JURISDICTION. This Agreement shall be governed by and construed under applicable federal law of the United States of America and the laws of the State of California, excluding any conflict of law provisions. Each Party hereto hereby voluntarily and irrevocably waives trial by jury in any action or proceeding brought in connection with this Agreement, any of the other transaction documents or any of the transactions contemplated hereby or thereby. Each Party hereby expressly waives any and all rights to bring any suit, action or other proceeding in or before any court or tribunal other than arbitration court following the rules of arbitration of the International Chamber of Commerce and covenants that it shall not seek in any manner to resolve any dispute other than as set forth in this Section 17.8 or to challenge or set aside any decision, award or judgment obtained in accordance with the provisions hereof. Each Party hereby expressly waives any and all objections it may have to venue, including, without limitation, the inconvenience of such forum, in any of such courts. In addition, the service of process regarding the arbitration shall be subject to the rules of arbitration of the International Chamber of Commerce or applicable laws. The Parties further agree that any dispute resolution initiated by TaiGen under this Section 17.8 shall take place in San Diego, California (U.S.A.) and any dispute resolution initiated by Arena under this Section 17.8 shall take place in Taiwan, and in both situations, the proceedings shall be conducted in the English language.

     17.9 EXPENSES. Except as otherwise provided herein, each Party hereto shall bear its legal and other expenses incurred in connection with the negotiation, execution, delivery and performance of this Agreement.

     17.10 COUNTERPARTS. This Agreement shall be executed in two counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     17.11 NOTICE. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the Party to be notified or upon deposit with the registered or certified mail in the country of residence of the Party giving the notice, postage prepaid, or upon deposit with an internationally recognized express courier with proof of delivery, postage prepaid and addressed to the Party to be notified at the address or addresses indicated below, or upon the date of fax transmission of such notice (with proof of such fax transmission established by the sender's fax receipt) using the fax numbers listed below, or at such other address or fax number as such Party may designate by ten (10) days' advance written notice to the other Party with copies to be provided as follows:

                 [THE REST OF THIS PAGE IS INTENTIONALLY BLANK]


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IF TO ARENA, ADDRESSED TO:

                     Arena Pharmaceuticals, Inc.
                     6166 Nancy Ridge Drive
                     San Diego, CA  92121 USA
                     Attention:     Jack Lief
                                    President & CEO
                     Fax: (858) 677-0065
                     With a copy to:  General Counsel (at the same address)

IF TO TAIGEN, ADDRESSED TO:
                     TaiGen Biotechnology Co., Ltd.
                     9F, 25 Tung-Hwa South Road, Section 1
                     Taipei, Taiwan, 105
                     R.O.C.
                     Attention:        Dr. Ming-Chu Hsu

                     Fax: 886-2-2570-3107
                     With a copy to:   Jacqueline Fu, Counsel to TaiGen

                                       International Trade Building
                                       Suite 2009, 20th F
                                       333 Keelung Road, Section 1
                                       Taipei, Taiwan 110
                                       R.O.C.

     17.12 SURVIVING RIGHTS AND OBLIGATIONS. The following Articles and Sections shall survive any termination or expiration of this Agreement: Article I (Definitions); Article VI (No Warranties); Article X (Payment Arrangement);
Article XI (Confidentiality); Article XII (Patent Infringement and Enforcement);
Article XIII (Representations); Article XIV (Indemnity); Sections 5.3, 5.4(d),
17.8 and 17.11; and any payment otherwise subsequently or otherwise due under Articles VIII and/or IX. Upon expiration of TaiGen royalty obligation under this Agreement, all licenses and rights granted to TaiGen hereunder shall become fully paid-up irrecoverable license.

                            [SIGNATURES ON NEXT PAGE]


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     WHEREUPON, the Parties have caused this Agreement to be executed by their duly authorized agents, as of the dates listed below.

ARENA PHARMACEUTICALS, INC.                 TAIGEN BIOTECHNOLOGY CO., LTD.


By:      /s/  Jack Lief                     By:      /s/  Ming-Chu Hsu
    ----------------------------                   ----------------------

Name:   Jack Lief                           Name:   Ming-Chu Hsu
Title:  President & CEO                     Title:  Chairman

Date:   June 28, 2001                       Date:   June 29, 2001


                           **************************



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                                   APPENDIX A

                              TAIGEN SELECTED GPCRS




























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                                   APPENDIX B

                               ARENA PATENT RIGHTS

















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